                                                   Contact:            T.R. Reid
                                                                    616/923-3417
                                                   T.R._Reid@email.whirlpool.com



              WHIRLPOOL'S 2Q EARNINGS MATCH THOSE FOR '95 PERIOD;
             RESULTS FROM NORTH AMERICA, LATIN AMERICA ARE RECORDS

     BENTON HARBOR, Mich. -- July 16, 1996 -- Exceptional results from Whirlpool Corporation's (NYSE: WHR) operations in North America and Latin America helped offset weakness elsewhere, as the company turned in flat year-over-year second-quarter earnings.

     Net earnings for the period were $53 million, or 70 cents per share, equal to those for second-quarter 1995. Revenues for the most-recent quarter reached $2.27 billion, 7 percent higher than one year ago.

     For the first half of 1996, net earnings were $90 million, or $1.20 per share, versus $127 million, or $1.70 per share, through June 1995. Six-month revenues totaled $4.33 billion, up 6 percent.

     "Our people, on a day-to-day basis, are outperforming their respective industries and gaining worldwide market share," said Whirlpool Chairman and CEO David R. Whitwam. "That's most obvious in North America and Latin America, but it's true throughout our organization.

     "We're continually making our business more efficient at the same time we're increasingly delivering to consumers the products they want, when they want them. Our overall operating results are being held back, in large part, by lean market conditions in Europe and planned strategic spending in Asia."

     WHIRLPOOL'S NORTH AMERICAN BUSINESS had its best quarter ever during the three months through June. Company product shipments in the region grew at a double-digit rate, exceeding industry expansion of 9 percent. Net sales also rose significantly, and quarterly operating profits increased by nearly 70 percent.

     Whirlpool learned earlier this month that it will maintain its product supplier relationship with Sears, Roebuck and Co., the world's largest retailer of home appliances. The company supplies Sears with washers, dryers, dishwashers, refrigerators, trash compactors and air-control products sold under the retailer's Kenmore brand name, together with a variety of KitchenAid and Whirlpool brand appliances.



                                    - more -




[LOGO OF WHIRLPOOL]                      Administrative Center, Benton Harbor,
                                         Michigan 49022

     THE ECONOMIC AND INDUSTRY ENVIRONMENT IN EUROPE remained difficult throughout the second quarter, as total-industry volumes and product mix were less favorable than during the 1995 period. Those conditions contributed to Whirlpool's quarterly operating loss in the region. Additionally, the company said in June that continued strengthening of the Italian lira against other European currencies would help push down second-quarter and full-year regional operating results.

     However, Whirlpool Europe countered the industry's second-quarter trend somewhat by achieving increases in both product shipments and net sales. Whitwam said that European consumer receptivity to an extensive introduction of redesigned products is strong and growing, and that a series of actions by the company to reduce costs and improve margins should lead to gradual improvement in profitability there.

     RECORD TOTAL QUARTERLY EARNINGS FROM LATIN AMERICA jumped by more than 25 percent from 1995 as Whirlpool's affiliates in Brazil continued to significantly exceed performance expectations. A sharp year-to-date increase in affiliate and industry appliance shipments in that country is attributable at least in part to improved availability of consumer credit and efforts to lower interest rates.

     Whirlpool posted a slight operating loss in Latin America outside of Brazil. Economies in the balance of the region remain depressed and year-over-year product shipments were off significantly in the second quarter. Some market recovery is occurring in Argentina, but at a slow pace.

     WHIRLPOOL ASIA posted substantial gains in appliance shipments and revenues during the quarter; an operating loss in the period reflected the company's continued execution of a long-term regional strategy.

     In May, Whirlpool and Daiichi Corp., a major appliance retailer in Japan, said that they will cooperate in marketing and selling Whirlpool products in Japan and the rest of Asia. Whirlpool brand refrigerators are now on sale in Daiichi's 300 stores, with other products to follow. The companies will develop new appliances for Japan and together seek other growth opportunities in the region.

     In a move to further streamline Whirlpool's Asian businesses, shareholders of Whirlpool Washing Machines Ltd. and Kelvinator of India Ltd. in May approved the merger of those two Indian appliance companies in which Whirlpool holds majority interests. Final government approval of the merger creating Whirlpool of India Ltd. is expected during the third quarter.

     Whirlpool Corporation is the world's leading manufacturer and marketer of major home appliances. Headquartered in Benton Harbor, the company manufactures in 12 countries and markets products under 11 major brand names in about 140 countries.



                                      ###

CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS (UNAUDITED)                                                        File:  IS10Q2Q
WHIRLPOOL CORPORATION AND SUBSIDIARIES                                                                             DLR  7/15/96
THREE MONTHS ENDED June 30                                                      Supplemental Consolidating Data
(millions of dollars except share data)                                 ---------------------------------------------
                                                Whirlpool Corporation    Whirlpool with WFC      Whirlpool Financial
                                                   (Consolidated)        on an Equity Basis      Corporation (WFC)
                                                ---------------------   -------------------   -----------------------
                                                  1996      1995          1996      1995        1996          1995
                                                --------- ---------     --------- ---------   ---------    ----------
REVENUES
Net sales                                         $2,229    $2,069        $2,229    $2,069      $   -        $   -
Financial services                                    43        46            -         -           55           56
                                                  ------    ------        ------    ------      ------       ------
                                                   2,272     2,115         2,229     2,069          55           56

EXPENSES
Cost of products sold                              1,737     1,590         1,737     1,590          -            -
Selling and administrative                           418       404           402       384          28           30
Financial services interest                           16        17            -         -           19           20
Intangible amortization                                9         8             9         8          -            -
                                                  ------    ------        ------    ------      ------       ------
                                                   2,180     2,019         2,148     1,982          47           50
                                                  ------    ------        ------    ------      ------       ------

OPERATING PROFIT                                      92        96            81        87           8            6

OTHER INCOME (EXPENSE)
Interest and sundry                                   (4)        2            (5)       -            1            2
Interest expense                                     (44)      (34)          (41)      (31)         -            -
                                                  ------    ------        ------    ------      ------       ------

EARNINGS BEFORE TAXES
    AND OTHER ITEMS                                   44        64            35        56           9            8

Income Taxes                                          21        27            18        24           3            3
                                                  ------    ------        ------    ------      ------       ------

EARNINGS BEFORE EQUITY EARNINGS
    AND OTHER ITEMS                                   23        37            17        32           6            5

Equity in WFC                                         -         -              5         4          -            -
Equity in affiliated companies                        27        16            27        16          -            -
Minority interests                                     2        (1)            3        -           (1)          (1)
                                                  ------    ------        ------    ------      ------       ------

NET EARNINGS                                      $   52    $   52        $   52    $   52      $    5       $    4
                                                  ======    ======        ======    ======      ======       ======


Per share of Common Stock:
    Primary earnings                              $ 0.70    $ 0.70
                                                  ======    ======
    Cash dividends                                $ 0.34    $ 0.34
                                                  ======    ======

See notes to consolidated condensed financial statements


CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS (UNAUDITED)                                                        File: IS10Q2Y
WHIRLPOOL CORPORATION AND SUBSIDIARIES                                                                             DLR 7/15/96
SIX MONTHS ENDED June 30                                                         Supplemental Consolidating Data
(millions of dollars except share data)                                    -------------------------------------------
                                                  Whirlpool Corporation    Whirlpool with WFC      Whirlpool Financial
                                                      (Consolidated)       on an Equity Basis       Corporation (WFC)
                                                  ---------------------    -------------------     -------------------
                                                    1996        1995         1996        1995        1996        1995
                                                  --------    ---------    -------     -------     -------     -------
REVENUES
Net sales                                          $4,242       $4,008     $4,242       $4,008      $    -      $    -
Financial services                                     89           92         -            -          109         108
                                                   ------       ------     ------       ------      ------      ------
                                                    4,331        4,100      4,242        4,008         109         108

EXPENSES
Cost of products sold                               3,300        3,028      3,300        3,028           -           -
Selling and administrative                            811          800        771          756          60          60
Financial services interest                            32           33         -            -           38          38
Intangible amortization                                18           14         18           14           -           -
                                                   ------       ------     ------       ------      ------      ------
                                                    4,161        3,875      4,089        3,798          98          98
                                                   ------       ------     ------       ------      ------      ------

OPERATING PROFIT                                      170          225        153          210          11          10

OTHER INCOME (EXPENSE)
Interest and sundry                                    (1)          -          (7)          (6)          6           6
Interest expense                                      (84)         (63)       (78)         (58)          -           -
                                                   ------       ------     ------       ------      ------      ------

EARNINGS BEFORE TAXES
  AND OTHER ITEMS                                      85          162         68          146          17          16

Income Taxes                                           39           66         33           60           6           6
                                                   ------       ------     ------       ------      ------      ------
EARNINGS BEFORE EQUITY EARNINGS
  AND OTHER ITEMS                                      46           96         35           86          11          10

Equity in WFC                                          -            -           9            8           -           -
Equity in affiliated companies                         41           34         41           34           -           -
Minority interests                                      3           (3)         5           (1)         (2)         (2)
                                                   ------       ------     ------       ------      ------      ------
NET EARNINGS                                       $   90       $  127     $   90       $  127      $    9      $    8
                                                   ======       ======     ======       ======      ======      ======


Per share of Common Stock:
  Primary earnings                                 $ 1.20       $ 1.70
                                                   ======       ======
  Cash dividends                                   $ 0.68       $ 0.68
                                                   ======       ======

See notes to consolidated condensed financial statements

CONSOLIDATED CONDENSED BALANCE SHEETS
WHIRLPOOL CORPORATION AND SUBSIDIARIES

(millions of dollars)                                                                 Supplemental Consolidating Data
                                                                        ------------------------------------------------------------
                                         Whirlpool Corporation             Whirlpool with WFC                Whirlpool Financial
                                            (Consolidated)                 on an Equity Basis                 Corporation (WFC)
                                       ------------------------         ------------------------          --------------------------
                                        June 30     December 31           June 30    December 31            June 30     December 31
                                          1996          1995                1996         1995                 1996          1995
                                      (Unaudited)    (Audited)          (Unaudited)   (Audited)           (Unaudited)    (Audited)
                                      -----------   -----------         -----------  -----------          -----------  -------------
ASSETS

CURRENT ASSETS

Cash and equivalents                  $       141   $       149         $       116  $       125          $        25  $        24
Trade receivables, less allowances
     (1996: $40; 1995: $39)                 1,154         1,031               1,154        1,031                    -            -
Financing receivables and leases,
  less allowances
     (1996: $31; 1995: $12)                 1,216         1,086                   -            -                1,216        1,086
Inventories                                 1,074         1,029               1,074        1,029                    -            -
Other current assets                          298           246                 312          235                   11           11
                                      -----------   -----------         -----------  -----------          -----------  -----------
TOTAL CURRENT ASSETS                        3,883         3,541               2,656        2,420                1,252        1,121

Investments and other assets                  807           777               1,075        1,046                    -            -
Financing receivables and leases,
  less allowances
     (1996: $13; 1995: $30)                   650           772                   -            -                  650          772
Intangibles, net                              894           931                 894          931                    -            -
                                      -----------   -----------         -----------  -----------          -----------  -----------
                                            2,351         2,480               1,969        1,977                  650          772

Property, plant and equipment               3,743         3,662               3,721        3,638                   22           24
Accumulated depreciation                   (1,988)       (1,883)             (1,974)      (1,867)                 (14)         (16)
                                      -----------   -----------         -----------  -----------          -----------  -----------
                                            1,755         1,779               1,747        1,771                    8            8
                                      -----------   -----------         -----------  -----------          -----------  -----------
TOTAL ASSETS                          $     7,989   $     7,800         $     6,372  $     6,168          $     1,910  $     1,901
                                      ===========   ===========         ===========  ===========          ===========  ===========

See notes to consolidated condensed financial statements

CONSOLIDATED CONDENSED BALANCE SHEETS
WHIRLPOOL CORPORATION AND SUBSIDIARIES

(millions of dollars)                                                            Supplemental Consolidating Data
                                                                     -------------------------------------------------------
                                          Whirlpool Corporation          Whirlpool with WFC           Whirlpool Financial
                                             (Consolidated)              on an Equity Basis            Corporation (WFC)
                                       --------------------------    --------------------------    -------------------------
                                        June 30       December 31      June 30      December 31      June 30     December 31
                                          1996           1995           1996           1995           1996          1995
                                       (Unaudited)     (Audited)     (Unaudited)     (Audited)     (Unaudited)    (Audited)
                                       -----------    -----------    -----------    -----------    -----------   -----------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Notes payable                            $2,232         $1,998         $1,004         $  765          $1,228        $1,233
Accounts payable                            937            977            845            896             117            81
Other current liabilities                   795            854            794            844               1            10
                                         ------         ------         ------         ------          ------        ------

TOTAL CURRENT LIABILITIES                 3,964          3,829          2,643          2,505           1,346         1,324

Long-term debt                              932            983            838            870              94           113
Postemployment benefits                     566            517            561            517               5             -
Other liabilities                           440            415            318            295             122           120
                                         ------         ------         ------         ------          ------        ------
                                          1,938          1,915          1,717          1,682             221           233

Minority interests                          176            179            101            104              75            75

STOCKHOLDERS' EQUITY
Common stock                                 81             81             81             81               8             8
Paid-in capital                             236            229            236            229              26            26
Retained earnings                         1,903          1,863          1,903          1,863             236           234
Unearned restricted stock                    (8)            (8)            (8)            (8)              -
Currency translation adjustments            (65)           (53)           (65)           (53)             (2)            -
Treasury stock - at cost                   (236)          (235)          (236)          (235)              -             1
                                         ------         ------         ------         ------          ------        ------

TOTAL STOCKHOLDERS' EQUITY                1,911          1,877          1,911          1,877             268           269
                                         ------         ------         ------         ------          ------        ------

TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                $7,989         $7,800         $6,372         $6,168          $1,910        $1,901
                                         ======         ======         ======         ======          ======        ======

See notes to consolidated condensed financial statements